Moody National REIT, Inc. POS AM
Exhibit 10.92

PREPARED BY AND
UPON RECORDATION RETURN TO:

WINSTON & STRAWN LLP
200 PARK AVENUE
NEW YORK, NEW YORK 10166
ATTN: COREY A. TESSLER, ESQ.

MN NEWARK, LLC,
a Delaware limited liability company, as grantor
(Grantor)

To

FIRST AMERICAN TITLE INSURANCE COMPANY, as trustee
(Trustee)

for the benefit of

LADDER CAPITAL FINANCE I LLC, as beneficiary
(Lender)

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

Dated: As of June 15, 2012

Location: TownePlace Suites
39802 Cedar Blvd.,
Newark, CA 94560

County: Alameda County

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this **"Deed of Trust"**) is made as of this 15th day of June, 2012, by **MN NEWARK, LLC**, a Delaware limited liability company , having its principal place of business at 311 S. First Street, Turlock, California 95380, together with its permitted successors and assigns, individually and collectively, **"Grantor"**), to **FIRST AMERICAN TITLE INSURANCE COMPANY**, a California corporation, having an address at 1 First American Way, Santa Ana, CA 92707, as trustee (**"Trustee"**), for the benefit of **LADDER CAPITAL FINANCE I LLC**, having an address at 345 Park Avenue, 8th Floor, New York, New York 10154, as beneficiary (together with its successors and assigns, **"Lender"**).

WITNESSETH:

A. This Deed of Trust is given to secure a loan (the **"Loan"**) in the principal sum of FIVE MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($5,250,000.00) advanced pursuant to that certain Loan Agreement dated as of the date hereof between Grantor (together with its permitted successors and assigns, collectively and individually, **"Borrower"**) and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the **"Loan Agreement"**) and evidenced by that certain Promissory Note dated the date hereof made by Borrower to Lender (such Note, together with all extensions, renewals, replacements, restatements or modifications thereof being hereinafter referred to as the **"Note"**). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

B. Grantor desires to secure the payment of the outstanding principal amount of the Loan together with all interest accrued and unpaid thereon and all other sums (including any prepayment fees) due to Lender in respect of the Loan and the Loan Documents (the **"Debt"**) and the performance of all of its obligations under the Note, the Loan Agreement and the other Loan Documents.

C. This Deed of Trust is given pursuant to the Loan Agreement, and payment, fulfillment, and performance by Grantor of its obligations thereunder and under the other Loan Documents are secured hereby, and each and every term and provision of the Loan Agreement and the Note, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Deed of Trust.

NOW THEREFORE, Borrower, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Deed of Trust:

PART I - GENERAL PROVISIONS

ARTICLE 1 -- GRANTS OF SECURITY

Section 1.1. PROPERTY CONVEYED. Grantor does hereby irrevocably grant, bargain, sell, pledge, assign, warrant, transfer and convey to Trustee and its successors and assigns, in trust, with Power of Sale for the benefit of Lender as beneficiary in trust, the following property, rights, interests and estates now owned, or hereafter acquired by Grantor (collectively, the **"Property"**):

(a) Land. The real property described in Exhibit A attached hereto and made a part hereof (the **"Land"**);

(b) Additional Land. All additional lands, estates and development rights hereafter acquired by Grantor for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Deed of Trust;

(c) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the **"Improvements"**);

(d) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Grantor of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

(e) Equipment. All "equipment," as such term is defined in Article 9 of the Uniform Commercial Code (as hereinafter defined), now owned or hereafter acquired by Grantor, which is used at or in connection with the Improvements or the Land or is located thereon or therein (including, but not limited to, all machinery, furniture, furnishings, equipment, computer software and hardware, fixtures, inventory, materials, supplies, and electronic data-processing and other office equipment, beds, bureaus, chiffoniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, curtains, shades, venetian blinds, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stools, sofas, chinaware, linens, pillows, blankets, glassware, food carts, cookware, dry cleaning facilities, dining room wagons, keys or other entry systems, bars, bar fixtures, liquor and other drink dispensers, icemakers, radios, television sets, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, medical equipment, potted plants, fire prevention and extinguishing apparatus, escalators, fittings, plants, apparatus, stoves,

ranges, refrigerators, laundry machines, tools, motors, switchboards, conduits, compressors, vacuum cleaning systems, floor cleaning, waxing and polishing equipment, call systems, brackets, electrical signs, bulbs, bells, ash and fuel, conveyors, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, and all washers and dryers now owned or hereafter acquired by Grantor and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the "**Equipment**"). Notwithstanding the foregoing, Equipment shall not include any property belonging to Tenants under Leases except to the extent that Grantor shall have any right or interest therein;

(f) Fixtures. All Equipment now owned, or the ownership of which is hereafter acquired, by Grantor which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, plumbing, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Grantor's interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the **"Fixtures"**). Notwithstanding the foregoing, "Fixtures" shall not include any property which Tenants are entitled to remove pursuant to Leases except to the extent that Grantor shall have any right or interest therein;

(g) Personal Property. All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses (including, without limitation, all innkeepers, entertainment and liquor licenses), certificates and permits, and all other personal property of any kind or character whatsoever (as defined in and subject to the provisions of the Uniform Commercial Code as hereinafter defined), whether tangible or intangible, other than Fixtures, which are now or hereafter owned by Grantor and which are used in connection with the operation, maintenance or management of the Land and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the **"Personal Property"**), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the **"Uniform Commercial Code"**), superior in lien to the lien of this Deed of Trust and all proceeds and products of any of the above;

(h) Leases and Rents. All leases and other agreements providing for the use, enjoyment or occupancy of the Land and the Improvements heretofore or hereafter entered into, including, without limitation, the Master Lease, but excluding Hotel Transactions, whether before or after the filing by or against Grantor of any petition for relief under 11 U.S.C. §101 *et seq*., as the same may be amended from time to time (the **"Bankruptcy Code"**) (collectively, the **"Leases"**) and all right, title and interest of Grantor, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses constituting as-extracted collateral under the Uniform Commercial Code, relating to the Land or any portion thereof) from the Land and the Improvements, to the extent permitted under applicable law, and including, but not limited to, all rents, rent equivalents, income, receivables, revenues, receipts, insurance proceeds, deposits and profits arising from the Leases and renewals thereof together with all rents, rent equivalents, income, fees, receivables, accounts, profits (including, but not limited to, all oil and gas or other mineral royalties and bonuses), charges for services rendered and any and all payment and consideration of whatever form or nature received by Borrower or its agents (other than fees payable to such agents that are not for the benefit of Borrower) or employees (other than salaries or wages due such employees) from any and all sources, including, without limitation, any interest of Borrower in the Hotel Management Agreement and in that certain Assignment of Leases and Rents and Security Agreement, recorded as Instrument Number 2007403615 in the Official Records of Alameda County, California (and in the collateral described therein), which beneficial rights are also assigned to Lender pursuant to the Collateral Assignment of Subleases, the sums due thereunder and any sums relating to the use, enjoyment and occupancy of the Property, including, without limitation, all revenues and credit card receipts collected from guest rooms, restaurants, bars, meeting rooms, banquet rooms and recreational facilities, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Borrower or any operator or manager of the hotel or the commercial space located in the Property or acquired from others (including, without limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores, and offices, and deposits securing reservations of such space), license, lease, sublease and concession fees and rentals, health club membership fees, food and beverage wholesale and retail sales, service charges, and vending machine sales and proceeds, whether paid or accruing before or after the filing by or against Grantor of any petition for relief under the Bankruptcy Code (collectively, the **"Rents"**) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment and performance of the Obligations including the payment of the Debt;

(i) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

(j) Insurance Proceeds. All proceeds in respect of the Property under any insurance policies covering the Property, including, without limitation, the right to receive and apply the

proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

(k) Tax Certiorari. All refunds, rebates or credits in connection with any reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari proceedings or any other applications or proceedings for reduction of same, in each case, irrespective of the time period to which they relate;

(l) Rights. The right, in the name and on behalf of Grantor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

(m) Agreements. All agreements, including, all of Borrower's right, title and interest, in and to the Hotel Management Agreement, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Grantor therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Grantor thereunder;

(n) Trademarks. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

(o) Accounts. All reserves, escrows and deposit accounts maintained by Mortgagor with respect to the Property, including, without limitation, all accounts established or maintained pursuant to the Loan Agreement, the Cash Management Agreement, the Clearing Account Agreement or any other Loan Document, together with all deposits or wire transfers made to such accounts, and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time, and all proceeds, products, distributions, dividends and/or substitutions thereon and thereof;

(p) Uniform Commercial Code Property. All documents, instruments, chattel paper and intangibles, as the foregoing terms are defined in the Uniform Commercial Code, and general intangibles relating to the Property;

(q) Proceeds. All proceeds of any of the foregoing, including, without limitation, proceeds of insurance and condemnation awards, whether in cash, or in liquidation or other claims or otherwise;

(r) Other Rights. Any and all other rights of Grantor in and to the items set forth in Subsections (a) through (q) above.

AND without limiting any of the other provisions of this Deed of Trust, to the extent permitted by applicable law, Grantor expressly grants to Lender, as secured party, a security

interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the Fixtures collectively referred to as the **"Real Property"**) appropriated to the use thereof and, whether affixed or annexed to the Real Property or not, shall for the purposes of this Deed of Trust be deemed conclusively to be real estate and conveyed hereby.

Section 1.2. ASSIGNMENT OF RENTS. Grantor hereby absolutely and unconditionally assigns to Lender and Trustee all of Grantor's right, title and interest in and to all current and future Leases and Rents; it being intended by Grantor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Assignment of Leases and Section 7.1(h) of this Deed of Trust, Lender grants to Grantor a revocable license to collect, receive, use and enjoy the Rents. Grantor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due in respect of operating expenses for the Property and on the Debt, for use in the payment of such sums.

Section 1.3. SECURITY AGREEMENT. This Deed of Trust is both a real property deed of trust and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Grantor in the Property. By executing and delivering this Deed of Trust, Grantor hereby grants to Lender, as security for the Obligations (hereinafter defined), a security interest in the Fixtures, the Equipment, the Personal Property and other property constituting the Property to the full extent that the Fixtures, the Equipment, the Personal Property and such other property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the **"Collateral"**). If an Event of Default shall occur and be continuing, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender after the occurrence and during the continuance of an Event of Default, Grantor shall, at its expense, assemble the Collateral and make it available to Lender at a convenient place (at the Land if tangible property) reasonably acceptable to Lender. Grantor shall pay to Lender on demand any and all expenses, including reasonable legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence and during the continuance of an Event of Default. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Grantor in accordance with the provisions hereof at least ten (10) Business Days prior to such action, shall, except as otherwise provided by applicable law, constitute reasonable notice to Grantor. The proceeds of any disposition of the Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper. The principal place of business of Grantor (Debtor) is as set forth on page one hereof and the address of Lender (Secured Party) is as set forth on page one hereof.

Section 1.4. FIXTURE FILING. Certain of the Property is or will become "fixtures" (as that term is defined in the Uniform Commercial Code) on the Land, described or referred to in this Deed of Trust, and this Deed of Trust, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures. Grantor is the debtor with the address set forth above, Lender is the secured party with the address set forth above and the organizational identification number of Borrower is 4445209.

Section 1.5. PLEDGES OF MONIES HELD. Grantor hereby pledges to Lender any and all monies now or hereafter held by Lender or on behalf of Lender in connection with the Loan, including, without limitation, any sums deposited in the Accounts (as defined in the Cash Management Agreement), the Clearing Account Agreement and Net Proceeds, as additional security for the Obligations until expended or applied as provided in this Deed of Trust.

CONDITIONS TO GRANT

TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Trustee and its successors and assigns, forever;

IN TRUST, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, to secure payment to Lender of the Obligations at the time and in the manner provided for its payment in the Note and in this Deed of Trust.

PROVIDED, HOWEVER, these presents are upon the express condition that, if Grantor shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note, the Loan Agreement and this Deed of Trust, shall well and truly perform the Other Obligations as set forth in this Deed of Trust and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Grantor's obligation to indemnify and hold harmless Lender pursuant to the provisions hereof and the other Loan Documents and any provision which by terms expressly survives prepayment or release shall survive any such payment or release.

ARTICLE 2 -- DEBT AND OBLIGATIONS SECURED

Section 2.1. DEBT. This Deed of Trust and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Debt.

Section 2.2. OTHER OBLIGATIONS. This Deed of Trust and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (the **"Other Obligations"**):

(a) the performance of all other obligations of Grantor contained herein

(b) the performance of each obligation of Grantor contained in the Loan Agreement and any other Loan Document; and

(c) the performance of each obligation of Grantor contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

Section 2.3. DEBT AND OTHER OBLIGATIONS. Grantor's obligations for the payment of the Debt and the performance of the Other Obligations may sometimes be referred to collectively herein as the **"Obligations."**

ARTICLE 3 -- GRANTOR COVENANTS

Grantor covenants and agrees that:

Section 3.1. PAYMENT OF DEBT. Grantor will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Deed of Trust.

Section 3.2. INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Deed of Trust to the same extent and with the same force as if fully set forth herein.

Section 3.3. INSURANCE. Grantor shall obtain and maintain, or cause to be maintained, in full force and effect at all times insurance with respect to Grantor and the Property as required pursuant to the Loan Agreement.

Section 3.4. MAINTENANCE OF PROPERTY. Grantor shall cause the Property to be maintained in a good and safe condition and repair. The Improvements, the Fixtures, the Equipment and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Fixtures, the Equipment or the Personal Property, tenant finish and refurbishment of the Improvements) without the consent of Lender. Grantor shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any Casualty, or become damaged, worn or dilapidated or which may be affected by any Condemnation, and shall complete and pay for any structure at any time in the process of construction or repair on the Land.

Section 3.5. WASTE. Grantor shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or allow the cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Deed of Trust. Grantor will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

Section 3.6. PAYMENT FOR LABOR AND MATERIALS.

(a) Subject to Section 3.6(b), Borrower will promptly pay when due all bills and costs for labor, materials and specifically fabricated materials (**"Labor and Material Costs"**) incurred

by Borrower in connection with the Property and never permit to exist beyond the due date thereof in respect of Borrower's interest in the Property, or any part thereof, any lien or security interest, even though inferior to the liens and the security interests created hereby and by the other Loan Documents, and in any event never permit to be created or exist in respect of Borrower's interest in the Property or any part thereof any other or additional lien or security interest other than the liens or security interests created hereby and by the other Loan Documents, except for the Permitted Encumbrances. With respect to liens filed against Borrower's interest in the Property due to costs for work or materials incurred by Master Tenant, Borrower shall use commercially reasonable efforts to enforce (and otherwise take any reasonable effort Lender may reasonably require to enforce) the Master Tenant Lease with respect to payment of the same

(b) After prior written notice to Lender, Grantor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Labor and Material Costs, provided that (i) no Event of Default has occurred and is continuing under the Loan Agreement, the Note, this Deed of Trust or any of the other Loan Documents, (ii) Grantor is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Labor and Material Costs from Grantor and from the Property or Grantor shall have paid all of the Labor and Material Costs under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Grantor is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost; and (vi) Borrower shall have furnished to Lender either (1) a cash deposit equal to 125% of the amount of such contested Labor and Material Costs, or (2) an indemnity bond satisfactory to Lender with a surety satisfactory to Lender, in the amount of such Labor and Material Costs, plus in either of the foregoing cases a reasonable additional sum to pay all costs, interest and penalties that may be imposed or incurred in connection therewith. Lender shall make any security so provided to Lender available to satisfy Borrower's obligations so being contested upon resolution thereof, and, provided that no Event of Default has occurred and is continuing, shall return any excess to Borrower.

Section 3.7. <u>PERFORMANCE OF OTHER AGREEMENTS</u>. Grantor shall observe and perform each and every term, covenant and provision to be observed or performed by Grantor pursuant to the Loan Agreement, any other Loan Document and any other agreement or recorded instrument affecting or pertaining to the Property and any amendments, modifications or changes thereto.

ARTICLE 4 -- OBLIGATIONS AND RELIANCES

Section 4.1. <u>RELATIONSHIP OF GRANTOR AND LENDER</u>. The relationship between Grantor and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Grantor, and no term or condition of any of the Loan Agreement, the Note, this Deed of Trust and the other Loan Documents shall be construed so as to deem the relationship between Grantor and Lender to be other than that of debtor and creditor.

Section 4.2. NO RELIANCE ON LENDER. The general partners, members, principals and (if Grantor is a trust) beneficial owners of Grantor, as applicable, are experienced in the ownership and operation of properties similar to the Property, and Grantor and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Grantor is not relying on Lender's expertise, business acumen or advice in connection with the Property.

Section 4.3. NO LENDER OBLIGATIONS.

(a) Notwithstanding the provisions of Subsections 1.1(h) and (m) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to any other agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses or other documents.

(b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Deed of Trust, the Loan Agreement, the Note or the other Loan Documents, including, without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

Section 4.4. RELIANCE. Grantor recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Deed of Trust and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article III of the Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof, that the warranties and representations are a material inducement to Lender in making the Loan; and that Lender would not be willing to make the Loan and accept this Deed of Trust in the absence of the warranties and representations as set forth in Article III of the Loan Agreement.

ARTICLE 5 -- FURTHER ASSURANCES

Section 5.1. RECORDING OF DEED OF TRUST, ETC. Grantor forthwith upon the execution and delivery of this Deed of Trust and thereafter, from time to time, at Mortgagee's request, will cause this Deed of Trust and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Grantor will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Deed of Trust, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any Deed of Trust with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and

delivery of this Deed of Trust, any deed of trust or mortgage supplemental hereto, any Deed of Trust with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do and excluding all income, franchise or similar taxes.

Section 5.2. FURTHER ACTS, ETC. Grantor will, at the cost of Grantor, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender and Trustee the property and rights hereby deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Grantor may be or may hereafter become bound to convey or assign to Trustee or Lender, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust, or for complying with all Legal Requirements. Grantor, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Lender to execute in the name of Grantor or to file without the signature of Grantor to the extent Lender may lawfully do so, one or more financing statements to evidence more effectively the security interest of Lender in the Property. Grantor grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section 5.2.

Section 5.3. CHANGES IN TAX, DEBT, CREDIT AND DOCUMENTARY STAMP LAWS.

(a) If any law is enacted or adopted or amended after the date of this Deed of Trust which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Grantor will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Grantor would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury then Lender shall have the option by written notice of not less than one hundred twenty (120) days to declare the Debt immediately due and payable. Any such repayment shall be made without premium or penalty (including any Yield Maintenance Premium).

(b) Grantor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Deed of Trust or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable. Any such repayment shall be made without premium or penalty (including Yield Maintenance Premium).

(c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Deed of

Trust, or any of the other Loan Documents or impose any other tax or charge on the same, Grantor will pay for the same, with interest and penalties thereon, if any.

Section 5.4. SPLITTING OF DEED OF TRUST. This Deed of Trust and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more Deed of Trusts, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Grantor, upon written request of Lender, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and Deed of Trusts in such principal amounts, aggregating not more than the then unpaid principal amount of the Note, and containing terms, provisions and clauses similar to those contained herein and in the Note and imposing no obligations on Borrower more onerous than those contained herein and in the Note, and such other documents and instruments, consistent with the foregoing restrictions, as may be reasonably required by Lender.

Section 5.5. REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, (i) in the case of loss, theft or destruction, a customary lost note indemnity by Lender, or (ii) in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, Grantor will issue, in lieu thereof, a replacement Note or a replacement of such other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

ARTICLE 6 -- DUE ON SALE/ENCUMBRANCE

Section 6.1. LENDER RELIANCE. Grantor acknowledges that Lender has examined and relied on the experience of Grantor and its general partners, members, principals and (if Grantor is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Grantor's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Obligations, including the repayment of the Debt. Grantor acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Grantor default in the repayment of the Debt or the performance of the Obligations, Lender can recover the Debt by a sale of the Property.

Section 6.2. NO TRANSFER. Grantor shall not permit or suffer any Transfer to occur unless expressly permitted pursuant to the terms and provisions of the Loan Agreement or unless Lender shall consent thereto in writing.

ARTICLE 7 -- RIGHTS AND REMEDIES UPON DEFAULT

Section 7.1. REMEDIES. Upon the occurrence and during the continuance of any Event of Default, Grantor agrees that Lender or Trustee, or both, may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Grantor and in and to the Property, including, but not limited to, the following actions, each of which may be

pursued concurrently or otherwise, at such time and in such order as Lender or Trustee may determine, in their sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender or Trustee:

(a) declare the entire unpaid Debt to be immediately due and payable;

(b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Deed of Trust under any Legal Requirements, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(c) with or without entry, to the extent permitted and pursuant to the procedures provided by Legal Requirements, institute proceedings for the partial foreclosure of this Deed of Trust for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Deed of Trust for the balance of the Obligations not then due, unimpaired and without loss of priority;

(d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Grantor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof, as may be required or permitted by law:

(i) In connection with any sale or sales hereunder, Lender or the Trustee shall be entitled to elect to treat any of the Property which consists of (x) a right in action or (y) property that can be severed from the Real Property covered hereby or any improvements without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of Real Property. Where the Property consists of Real Property, Personal Property, Equipment or Fixtures, whether or not such Personal Property or Equipment is located on or within the Real Property, Lender and/or the Trustee shall be entitled to elect to exercise its rights and remedies against any or all of the Real Property, Personal Property, Equipment and Fixtures in such order and manner as is now or hereafter permitted by applicable law;

(ii) Lender and/or the Trustee shall be entitled to elect to proceed against any or all of the Real Property, Personal Property, Equipment and Fixtures in any manner permitted under applicable law; and if Lender and/or the Trustee so elects pursuant to applicable law, the power of sale herein granted shall be exercisable with respect to all or any of the Real Property, Personal Property, Equipment and Fixtures covered hereby, as designated by Lender and/or the Trustee and Trustee is hereby authorized and empowered to conduct any such sale of any Real Property, Personal Property, Equipment and Fixtures in accordance with the procedures applicable to Real Property;

(iii) Should Lender and/or the Trustee elect to sell any portion of the Property which is Real Property or which is Personal Property, Equipment or Fixtures that the Lender and/or the Trustee has elected under applicable law to sell together with Real Property in accordance with the laws governing a sale of the Real Property, Lender

and/or the Trustee shall give such notice of the occurrence of an Event of Default, if any, and election to sell such Property, each as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, subject to the terms hereof and of the other Loan Documents, and without the necessity of any demand on Grantor, Lender and/or the Trustee at the time and place specified in the notice of sale, shall sell such Real Property or part thereof at public auction to the highest bidder for cash in lawful money of the United States. Lender or the Trustee may from time to time postpone any sale hereunder by public announcement thereof at the time and place noticed for any such sale; and

(iv) If the Property consists of several lots, parcels or items of property, Lender or the Trustee shall, subject to applicable law, (A) designate the order in which such lots, parcels or items shall be offered for sale or sold, or (B) elect to sell such lots, parcels or items through a single sale, or through two or more successive sales, or in any other manner Lender or the Trustee designates. Any Person, other than the Trustee, including Grantor or Lender, may purchase at any sale hereunder. Should Lender or the Trustee desire that more than one sale or other disposition of the Property be conducted, Lender or the Trustee shall, subject to applicable law, cause such sales or dispositions to be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as Lender or the Trustee may designate, and no such sale shall terminate or otherwise affect the Lien of this Deed of Trust on any part of the Property not sold until all the Obligations have been satisfied in full. In the event Lender or the Trustee elects to dispose of the Property through more than one sale, except as otherwise provided by applicable law, Grantor agrees to pay the costs and expenses of each such sale and of any judicial proceedings wherein such sale may be made;

(e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the Loan Agreement or in the other Loan Documents;

(f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Deed of Trust or the other Loan Documents;

(g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, which appointment is hereby authorized and consented to by Grantor, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Grantor, any guarantor, indemnitor with respect to the Loan or any Person liable for the payment of the Debt or any part thereof;

(h) the license granted to Grantor under Section 1.2 hereof shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Grantor and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Grantor and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Grantor agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may, in each case to the extent that Borrower could do so (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and

every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Grantor with respect to the Property, whether in the name of Grantor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Grantor to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Grantor; (vi) require Grantor to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Grantor may be evicted by summary proceedings or otherwise; and (vii) subject to the provisions of the Loan Agreement, apply the receipts from the Property to the payment and performance of the Obligations (including, without limitation, of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

(i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Fixtures, the Equipment and the Personal Property, or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Fixtures, the Equipment and the Personal Property, and (ii) request Grantor at its sole cost and expense to assemble the Fixtures, the Equipment and the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Fixtures, the Equipment and/or the Personal Property sent to Grantor in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Grantor;

(j) subject to the provisions of the Loan Agreement, apply any sums then deposited or held in escrow or otherwise by or on behalf of Lender in accordance with the terms of the Loan Agreement, this Deed of Trust or any other Loan Document to the payment of the following items in any order in its sole discretion:

(i) Taxes and Other Charges;

(ii) Insurance Premiums;

(iii) Interest on the unpaid principal balance of the Note;

(iv) Amortization of the unpaid principal balance of the Note;

(v) All other sums payable pursuant to the Note, the Loan Agreement, this Deed of Trust and the other Loan Documents, including without limitation, the

prepayment fees, if applicable, and advances made by Lender pursuant to the terms of this Deed of Trust;

(k) pursue such other remedies as Lender may have under applicable law; and/or

(l) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Deed of Trust shall continue as a Lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

Section 7.2. APPLICATION OF PROCEEDS. Subject to the provisions of the Loan Agreement, the purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Lender pursuant to the Note, this Deed of Trust or the other Loan Documents, may be applied by Lender to the payment of the Obligations in such priority and proportions as Lender in its discretion shall deem proper.

Section 7.3. RIGHT TO CURE DEFAULTS. Upon the occurrence and during the continuance of any Event of Default or if Grantor fails to make any payment or to do any act as herein provided, Lender may, but without any obligation to do so and without notice to or demand on Grantor, and without releasing Grantor from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Deed of Trust or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 7.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period beginning on the first day after notice from Lender that such cost or expense was incurred and continuing until the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Deed of Trust and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

Section 7.4. ACTIONS AND PROCEEDINGS. Lender or Trustee has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Grantor, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

Section 7.5. RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender or Trustee thereafter to bring an action of

foreclosure, or any other action, for any Default or Event of Default by Grantor existing at the time such earlier action was commenced.

Section 7.6. EXAMINATION OF BOOKS AND RECORDS. At reasonable times and upon reasonable prior notice (which may be given orally), Lender, its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of Grantor which reflect upon its financial condition, at the Property or at any office regularly maintained by Grantor where such books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers. In addition, at reasonable times and upon reasonable prior notice (which may be given orally), Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Grantor pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Grantor where the books and records are located. This Section 7.6 shall apply throughout the term of the Note and without regard to whether an Event of Default has occurred or is continuing.

Section 7.7. OTHER RIGHTS, ETC.

(a) The failure of Lender or Trustee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Deed of Trust. Grantor shall not be relieved of Grantor's obligations hereunder by reason of (i) the failure of Lender or Trustee to comply with any request of Grantor or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Deed of Trust or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Deed of Trust or the other Loan Documents.

(b) It is agreed that the risk of loss or damage to the Property is on Grantor, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

(c) Lender may resort for the payment and performance of the Obligations (including, but not limited to the payment of the Debt) to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender or Trustee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender or Trustee thereafter to foreclose this Deed of Trust. The rights of Lender or Trustee under this Deed of Trust shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender or Trustee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Neither Lender nor Trustee shall be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

Section 7.8. RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Deed of Trust, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Debt shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Deed of Trust shall continue as a lien and security interest in the remaining portion of the Property.

Section 7.9. VIOLATION OF LAWS. If the Property is not in full compliance with Legal Requirements, Lender may impose additional requirements upon Grantor in connection herewith including, without limitation, monetary reserves or financial equivalents.

Section 7.10. RECOURSE AND CHOICE OF REMEDIES. Section 11.22 of the Loan Agreement, Lender and the other Indemnified Parties (as hereinafter defined) are entitled to enforce the obligations of Borrower, contained in Sections 8.1, 8.2 and 8.3 herein and Sections 9.2, 11.13 and 11.22 of the Loan Agreement, under the Environmental Indemnity, the Assignment of Leases and any other indemnity obligation in the Loan Documents (collectively, the "**Personal Liabilities**") without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure, exercise of a power of sale or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender commences a foreclosure action against the Property, or exercises the power of sale pursuant to this Deed of Trust, Lender shall be entitled to pursue a deficiency judgment with respect to such obligations against Borrower with respect to the Loan. Subject to Section 11.22 of the Loan Agreement, a separate action or actions may be brought and prosecuted against Borrower with respect to the Obligations set forth in the Personal Liabilities, whether or not an action is brought against any other Person and whether or not any other Person is joined in the action or actions. In addition, Lender shall have the right but not the obligation to join and participate in, as a party if it so elects, any administrative or judicial proceedings or actions initiated in connection with any matter addressed in the Environmental Indemnity.

Section 7.11. RIGHT OF ENTRY. Upon reasonable notice to Grantor, Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

ARTICLE 8 -- INDEMNIFICATION

Section 8.1. GENERAL INDEMNIFICATION. Grantor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to reasonable attorneys' fees and other costs of defense) (collectively, the "**Losses**") imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) ownership of this Deed of Trust, the Property or any interest therein or receipt of any Rents;

(b) any amendment to, or restructuring of, the Obligations (including, but not limited to, the Debt, and the Note, the Loan Agreement, this Deed of Trust, or any other Loan Documents; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Deed of Trust or the Loan Agreement or the Note or any of the other Loan Documents, whether or not suit is filed in connection with same, or in connection with Grantor, any guarantor or indemnitor and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, non-use or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of Grantor to perform or be in compliance with any of the terms of this Deed of Trust; (g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any Person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Deed of Trust, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Deed of Trust is made; (i) any failure of the Property to be in compliance with any Legal Requirements; (j) the enforcement by any of the Indemnified Parties of the provisions of this Article 8; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (l) the payment of any commission, charge or brokerage fee to anyone claiming through Grantor which may be payable in connection with the funding of the Loan; or (m) any misrepresentation made by Grantor in this Deed of Trust or any other Loan Document. Any amounts payable to Lender by reason of the application of this Section 8.1 shall become due and payable within five (5) Business Days after written demand and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until such amounts and any applicable interest are paid. For purposes of this Article 8, the term **"Indemnified Parties"** means Lender and any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved in the servicing of the Loan secured hereby, any Person in whose name the encumbrance created by this Deed of Trust is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the Loan secured hereby (including, but not limited to, investors or prospective investors in the Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan secured hereby for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including, but not limited to any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business).

Section 8.2. MORTGAGE AND/OR INTANGIBLE TAX. Grantor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties

from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Deed of Trust, the Note or any of the other Loan Documents, but excluding any income, franchise or other similar taxes.

Section 8.3. ERISA INDEMNIFICATION. Grantor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 4.2.11 of the Loan Agreement.

Section 8.4. DUTY TO DEFEND; ATTORNEYS' FEES AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party, Grantor shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, if the defendants in any such claim or proceeding include both Grantor and any Indemnified Party and Grantor and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or in addition to those available to Grantor, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party, provided that no compromise or settlement shall be entered without Grantor's consent, which consent shall not be unreasonably withheld or delayed. Upon demand, Grantor shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith. The provisions of this Section 8.4 shall survive any payment or prepayment of the Loan and any foreclosure or satisfaction of this Deed of Trust.

ARTICLE 9 – WAIVERS

Section 9.1. WAIVER OF COUNTERCLAIM. To the extent permitted by applicable law, Grantor hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Deed of Trust, the Loan Agreement, the Note, any of the other Loan Documents, or the Obligations.

Section 9.2. MARSHALLING AND OTHER MATTERS. To the extent permitted by applicable law, Grantor hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Grantor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust on behalf of Grantor, and on behalf of each and every Person acquiring any interest in or title to the Property subsequent to the date of this Deed of Trust and on behalf of all persons to the extent permitted by applicable law.

Section 9.3. WAIVER OF NOTICE. To the extent permitted by applicable law, Grantor shall not be entitled to any notices of any nature whatsoever from Lender or Trustee except with respect to matters for which this Deed of Trust or the Loan Documents specifically and expressly provide for the giving of notice by Lender or Trustee to Grantor and except with respect to matters for which Lender or Trustee is required by applicable law to give notice, and Grantor hereby expressly waives the right to receive any notice from Lender or Trustee with respect to any matter for which this Deed of Trust does not specifically and expressly provide for the giving of notice by Lender or Trustee to Grantor.

Section 9.4. WAIVER OF STATUTE OF LIMITATIONS. To the fullest extent permitted by applicable law, Grantor hereby expressly waives and releases its right to plead any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

Section 9.5. WAIVER OF JURY TRIAL. **GRANTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, WITH REGARD TO THE NOTE, THIS MORTGAGE OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GRANTOR AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GRANTOR.**

Section 9.6. SURVIVAL. The indemnifications made pursuant to Article herein and the representations and warranties, covenants, indemnities, and other obligations arising under the Loan Documents, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by: any satisfaction, release or other termination of this Deed of Trust, or any other Loan Document, any assignment or other transfer of all or any portion of this Deed of Trust, or any other Loan Document or Lender's interest in the Property (but, in such case, such indemnification shall benefit both Indemnified Parties and any such assignee or transferee), any exercise of Lender's rights and remedies pursuant hereto including but not limited to foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Loan Agreement, the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Grantor or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Deed of Trust, the Loan Agreement, the Note or the other Loan Documents, and any act or omission that might otherwise be construed as a release or discharge of Grantor from the Obligations or any portion thereof.

ARTICLE 10 -- EXCULPATION

The provisions of Section 11.22 of the Loan Agreement are hereby incorporated by reference into this Deed of Trust to the same extent and with the same force as if fully set forth herein.

ARTICLE 11 -- NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 11.6 of the Loan Agreement.

ARTICLE 12 -- APPLICABLE LAW

Section 12.1. GOVERNING LAW. **(A) THIS DEED OF TRUST WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY GRANTOR AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE SECURED HEREBY WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS DEED OF TRUST AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE PROPERTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, OR, IN THE CASE OF COLLATERAL SUBJECT TO THE UNIFORM COMMERCIAL CODE, THE LAW OF THE JURISDICTION THAT GOVERNS SUCH MATTER, AS DETERMINED IN ACCORDANCE WITH THE NEW YORK UNIFORM COMMERCIAL CODE, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, GRANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS DEED OF TRUST OR THE OTHER LOAN DOCUMENTS, AND THIS DEED OF TRUST OR THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.**

(B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR GRANTOR ARISING OUT OF OR RELATING TO THIS DEED OF TRUST MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, OR IN THE STATE OR FEDERAL COURTS OF THE STATE OF CALIFORNIA, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY AGREE THAT SERVICE OF PROCESS UPON BORROWER AT ITS NOTICE ADDRESS AS SET FORTH IN SECTION 22.16 OF THE LOAN AGREEMENT (OR SUCH OTHER NEW NOTICE ADDRESS ESTABLISHED BY BORROWER UNDER THE LOAN AGREEMENT) BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING AT THE TIME RECEIVED OR REFUSED BY BORROWER. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTIONS.

Section 12.2. USURY LAWS. Notwithstanding anything to the contrary, (a) all agreements and communications between Grantor and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed to constitute interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate or amount, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall, to the extent permitted by any Legal Requirement, be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Grantor to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Grantor to Lender, or if there is no such indebtedness, shall immediately be returned to Grantor.

Section 12.3. PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Deed of Trust may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Deed of Trust invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Deed of Trust or any application thereof shall be invalid or unenforceable, the remainder of this Deed of Trust and any other application of the term shall not be affected thereby.

ARTICLE 13 -- DEFINITIONS

Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust may be used interchangeably in singular or

plural form and the word **"Grantor"** shall mean "each Grantor and any subsequent owner or owners of the Property or any part thereof" the word **"Lender"** shall mean "Lender and any subsequent holder of the Note," the word **"Note"** shall mean "the Note and any other evidence of indebtedness secured by this Deed of Trust," as amended, restated or otherwise modified, from time to time, the word **"Property"** shall include any portion of the Property and any interest therein, and the phrases **"attorneys' fees"**, **"legal fees"** and **"counsel fees"** shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and/or enforcing its rights hereunder. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

ARTICLE 14 -- MISCELLANEOUS PROVISIONS

Section 14.1. NO ORAL CHANGE. This Deed of Trust, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Grantor or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 14.2. SUCCESSORS AND ASSIGNS. This Deed of Trust shall be binding upon and inure to the benefit of Grantor and Lender and their respective successors and permitted assigns as set forth in the Loan Agreement. Lender may sell, assign, pledge, participate, transfer or delegate, as applicable, to one or more Persons all or a portion of its rights and obligations under this Deed of Trust and the other Loan Documents.

Section 14.3. INAPPLICABLE PROVISIONS. If any provision of this Deed of Trust are held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Deed of Trust, such provision shall be fully severable and this Deed of Trust shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Deed of Trust, and the remaining provisions of this Deed of Trust shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Deed of Trust, unless such continued effectiveness of this Deed of Trust, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

Section 14.4. HEADINGS, ETC. The headings and captions of various Sections of this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Section 14.5. NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

Section 14.6. SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims,

liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the payment performance and discharge of the Obligations (including, but not limited to, the payment of the Debt).

Section 14.7. ENTIRE AGREEMENT. The Note, the Loan Agreement, this Deed of Trust and the other Loan Documents constitute the entire understanding and agreement between Grantor and Lender with respect to the transactions arising in connection with the Obligations and supersede all prior written or oral understandings and agreements between Grantor and Lender with respect thereto. Grantor hereby acknowledges that, except as incorporated in writing in the Note, the Loan Agreement, this Deed of Trust and the other Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, the Loan Agreement, this Deed of Trust and the other Loan Documents.

Section 14.8. LIMITATION ON LENDER'S RESPONSIBILITY. No provision of this Deed of Trust shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the Tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any Tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Lender a "mortgagee in possession."

Section 14.9. JOINT AND SEVERAL LIABILITY. It is specifically agreed and understood that all of the obligations, covenants, restrictions, representations, and liabilities of Grantor under this Deed of Trust shall also apply separately as to each party comprising Grantor.

Section 14.10. MASTER LEASE SUBORDINATION. The Master Lease is hereby made fully and completely subject and subordinate to the terms of this Deed of Trust.

ARTICLE 15 – DEED OF TRUST PROVISIONS

Section 15.1. CONCERNING THE TRUSTEE. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Deed of Trust, covenants to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days' notice to Grantor and to Lender. Lender may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever

Lender may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Deed of Trust is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

Section 15.2. TRUSTEE'S FEES. Grantor shall pay all reasonable costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder and all such costs, fees and expenses shall be secured by this Deed of Trust.

Section 15.3. CERTAIN RIGHTS. With the approval of Lender, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Agreement, the Note, this Deed of Trust or the other Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith, and (iv) any and all other lawful action as Lender may instruct Trustee to take to protect or enforce Lender's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered.

Section 15.4. RETENTION OF MONEY. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

Section 15.5. PERFECTION OF APPOINTMENT. Should any deed, conveyance, or instrument of any nature be required from Grantor by any Trustee or substitute trustee to more fully and certainly vest in and confirm to the Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by the Trustee or substitute trustee, any and all such

deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Grantor.

Section 15.6. SUCCESSION INSTRUMENTS. Any substitute trustee appointed in accordance with applicable law shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in the Trustee's place.

PART II
ARTICLE 16 -- STATE-SPECIFIC PROVISIONS

Section 16.1. PRINCIPLES OF CONSTRUCTION. In the event of any inconsistencies between the terms and conditions of this Article 16 and the other terms and conditions of this Deed of Trust, the terms and conditions of this Article 16 shall control and be binding.

Section 16.2. By exercising any of Lender's rights or remedies under Section 10.2 of the Loan Agreement with respect to the Reserve Funds, Grantor acknowledges and agrees that Lender shall not be deemed to have exercised any equitable right of setoff, foreclosed any statutory banker's lien, initiated or prosecuted any "action" to enforce the rights and obligations secured by this Deed of Trust, or the Loan Documents, as the term "action" is used in California Code of Civil Procedure Section 726 ("**Section 726**"), or to have violated the "security first" principle of Section 726. Accordingly, the exercise of any or all of Lender's rights and remedies under Section 7.1 shall not in any way prejudice or affect Lender's right to initiate and complete a judicial or non-judicial foreclosure under this Deed of Trust. This Deed of Trust evidences the consensual granting of a personal property security interest in the Reserve Funds as permitted by the California Commercial Code; the parties do not intend that the exercise by Lender of any of its rights or remedies hereunder shall have any different consequences under Section 726 than the exercise of rights or remedies under any other security agreement under which a secured party has been granted a security interest in other types of personal property.

Section 16.3. Notwithstanding anything to the contrary contained in Section 4.1.10 of the Loan Agreement, Lender may at any time and from time to time by specific written instrument intended for such purpose, unilaterally subordinate the lien of this Deed of Trust to any Lease, without joinder or consent of, or notice to, Grantor, any tenant or any other person. Notice is hereby given to each tenant under a Lease of such right to subordinate. No subordination referred to in this Section shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder. Nothing herein shall be construed as subordinating this Deed of Trust to any Lease.

Section 16.4. Notwithstanding anything to the contrary contained in the Loan Agreement or the Environmental Indemnity, Grantor and Lender agree that: (i) any and all representations, warranties and covenants related to Hazardous Substances and any other

environmental matters are intended as Lender's written request for information (and Grantor's response) concerning the environmental condition of the real property security as required by California Code of Civil Procedure Section 726.5; and (ii) each such representation and warranty and covenant in the Loan Agreement and the Environmental Indemnity (together with any indemnity applicable to a breach of any such representation and warranty) with respect to the environmental condition of the Property is intended by Lender and Grantor to be an "environmental provision" for purposes of California Code of Civil Procedure Section 736.

Section 16.5. Notwithstanding anything to the contrary contained in Section 7.1 hereof, should Lender have elected to accelerate the indebtedness secured hereby, Lender may initiate foreclosure of the Property by requesting the Trustee to effectuate a non-judicial foreclosure sale. Trustee shall give and record such notice, as the law then requires as a condition precedent to a trustee's sale. When the minimum period of time required by law after such notice has elapsed, Trustee, without notice to or demand upon Grantor except as required by law, shall sell the Property at the time and place of sale fixed by it in the notice of sale, at one or several sales, either as a whole or in separate parcels and in such manner and order, all as Lender in its sole discretion may determine, at public auction to the highest bidder for cash, in lawful money of the United States, payable at time of sale. Neither Grantor nor any other person or entity other than Lender shall have the right to direct the order in which the Property is sold. Subject to requirements and limits imposed by law, Trustee may, from time to time postpone the sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time may postpone the sale by public announcement at the time and place fixed by the preceding postponement. A sale of less than the whole of the Property on any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein. Trustee shall deliver to the purchaser at such sale a deed conveying the Property or portion thereof so sold, but without any covenant or warranty, express or implied. The recitals in the deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Lender shall have the right to become the purchaser at any sale held by any Trustee or substitute or successor Trustee, or by any receiver or public officer. Lender shall have the right to credit the secured indebtedness owing to such Lender upon the amount of its bid entered at such sale to the extent necessary to satisfy such bid. Said Trustee may appoint an attorney-in-fact to act in its stead as Trustee to conduct sale as hereinbefore provided. Grantor authorizes and empowers the Trustee to sell the Property, in lots or parcels or as a whole, and to execute and deliver to the purchaser or purchasers thereof good and sufficient deeds of conveyance thereto of the estate of title then existing on the Property and bills of sale with covenants of general warranty.

Section 16.6. Some or all of the Collateral may be or become a fixture in which Lender has a security interest under the security agreement set forth in Section 1.3 above (the "Security Agreement"), and the purpose of this Section 16.6 is to create a fixture filing under Sections 9102 and 9502 of the California Uniform Commercial Code, as amended or recodified from time to time. The rights, remedies and interests of Lender under the Security Agreement and under other provisions of this Deed of Trust are independent and cumulative, and there shall be no merger of any security interest created by the Security Agreement with any lien created under the other provisions of this Deed of Trust. Lender may elect to exercise or enforce any of its rights, remedies, or interests under the Security Agreement and the other provisions of this Deed of Trust as Lender may from time to time deem appropriate.

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IN WITNESS WHEREOF, THIS DEED OF TRUST has been executed by Grantor as of the day and year first above written.

GRANTOR:	**MN NEWARK, LLC**, a Delaware limited liability company
	By: [signature] Name: Vetra Denis Title: President

ACKNOWLEDGEMENT

STATE OF CALIFORNIA)
COUNTY OF Stanislaus)

On June 5, 2012, before me, *Shelley A. Cummings*, a Notary Public, personally appeared **VETRA DENIS**, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity(ies) upon behalf of which the person acted, executed the instrument.

I certify under penalty of perjury under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

SHELLEY A. CUMMINGS
Commission # 1967856
Notary Public - California
Stanislaus County
My Comm. Expires Feb 25, 2016

H Cummings
Notary Public

(S E A L)

EXHIBIT A

LEGAL DESCRIPTION

Parcel One:

Parcel 1, Parcel Map 7179, filed April 1, 1999, in Book 244 of Maps, Pages 24 and 25, Alameda County Records.

Parcel Two:

Non-exclusive reciprocal easements, rights and privileges of use, both pedestrian and vehicular, appurtenant to Parcel One for the installation, construction, operation, maintenance, repair and replacement of a roadway and walkway and for the installation, plating, ponds and streams and all irrigation and drainage facilities over a southwesterly portion of Parcel 1, Parcel Map 4180, filed December 27, 1983, Map Book 141, Page 79, Alameda County Records, as shown and delineated in the Declaration of Restrictions, Creating Roadway, Walkway and Landscaping Easement executed by Duffel Financial and Construction Company, a California Corporation, recorded July 31, 1990, Series No. 90-207536, Alameda County Records, and as modified by the Modification of Easement recorded June 26, 1996, Series No. 96-154458, Official Records.

Parcel Three:

A non-exclusive private storm drain easement for the benefit of Parcel One for the purpose of installing and maintaining storm drain facilities, over that certain 20 foot by 15 foot southwesterly portion of Parcel 2, Parcel Map 7179, Filed April 1, 1999, in Book 244 of Maps, Pages 24 and 25, Alameda County Records, as delineated on said Map as "PSDE".

APN: 901-0195-037 and 901-0195-038